SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 25, 1999

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

    Connecticut                      001-13135               06-1475343
  (State or other                    (Commission            (IRS Employer
   jurisdiction of incorporation)     File Number)          Identification
                                                             No.)

       One State Street, Hartford, Connecticut            06102-5024
      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)

Item 5.  Other Events

On January 25, 1999, HSB Group, Inc. (the "Company") issued a press release reporting its fourth quarter earnings. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

99. Press release dated January 25, 1999 announcing fourth quarter results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   HSB Group, Inc.


Dated:  January 25, 1999                           /s/ R. Kevin Price
                                                   R. Kevin Price
                                                   Senior Vice President
                                                   and Corporate Secretary